Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT AGREEMENT dated as of September 2, 2019 (this “Third Amendment”), to the Credit Agreement dated as of August 15, 2018, as amended and restated as of December 31, 2018 and as amended as of February 11, 2019 and March 13, 2019 (as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among NEW FORTRESS INTERMEDIATE LLC, a Delaware limited liability company (“Holdings”), NFE ATLANTIC HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), the SUBSIDIARY GUARANTORS (as defined in Section 1.1 of the Credit Agreement) from time to time party thereto, the LENDERS (as defined in the preamble to the Credit Agreement) from time to time party thereto and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, NFE South Power Holdings Limited, a private company limited by shares duly incorporated under the laws of Jamaica (“South Power Holdings”), is a Subsidiary Guarantor and a party to the Credit Agreement.

WHEREAS, South Power Holdings desires to incur Indebtedness (the “Jamaica Loans”) pursuant to a trust deed in the form delivered to the Administrative Agent’s counsel at 1:53 p.m. New York City time on August 29, 2019 (the “Jamaica Indenture”).

WHEREAS, to permit South Power Holdings to enter into the Jamaica Indenture and incur the Jamaica Loans, the Borrower requests that the Lenders and the Administrative Agent agree to certain amendments and other modifications to the Credit Agreement and the other Loan Documents.

WHEREAS, South Power Holdings has agreed to transfer certain of its assets as described on Annex A attached hereto (the “Transferred Assets”) to the Borrower or a Subsidiary Guarantor within 180 days of the Third Amendment Effective Date (as defined below).

WHEREAS, upon the terms and subject to the satisfaction of the conditions set forth herein, the Lenders and the Administrative Agent agree to the amendments and other modifications to the Credit Agreement and the other Loan Documents set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Defined Terms; References.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.  The provisions of Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2.  Amendments and Other Modifications to the Credit Agreement and Other Loan Documents.  Subject to, and effective immediately upon, the satisfaction or waiver of the conditions precedent set forth in Section 4 hereto (the date all of such conditions are first satisfied or waived being referred to as the “Third Amendment Effective Date”), the Credit Agreement and the other Loan Documents are hereby amended or otherwise modified as follows:

(a)  (i) South Power Holdings shall cease to be a “Subsidiary” for all purposes under the Credit Agreement and the other Loan Documents, (ii) the Steam Supply Agreement shall cease to be a “Gas Contract” for all purposes under the Credit Agreement, (iii) all guarantees granted by South Power Holdings under the Guarantee Agreements shall be automatically released and discharged and (iv) any and all security interests and Liens granted in favor of the Lenders or the Administrative Agent pursuant to the Security Documents in any and all assets or Capital Stock of South Power Holdings, other than the Transferred Assets, shall be automatically released and discharged;

(b)  immediately upon receipt of the Net Cash Proceeds from the issuance of the Tranche 1B Bonds (as defined in the Jamaica Indenture), and in any event no later than April 30, 2020, South Power Holdings shall distribute an amount of such Net Cash Proceeds to any Loan Party such that the aggregate Net Cash Proceeds from the issuance of the Jamaica Loans distributed by South Power Holdings to Loan Parties is not less than $100,000,000;

(c)  as soon as practicable following the closing of the Jamaica Loans, and in any event within 180 days thereafter (or such longer period as the Administrative Agent may agree), South Power Holdings shall transfer and assign the Transferred Assets to the Borrower or a Subsidiary Guarantor, such Transferred Assets to be free and clear of any liens or security interests granted in favor of the lenders under the Jamaica Loans;

(d)  Section 6.1(r) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(r)  the Parent Guaranty, dated as of October 10, 2017, by Atlantic Power Holdings SRL, to and for the benefit of JAMALCO (the “JAMALCO Unsecured Guaranty”), but only for so long as Atlantic Power Holdings SRL has no material assets, liabilities or operations other than Capital Stock in South Power Holdings and the JAMALCO Unsecured Guaranty; and”;

(e)  Section 6.2(bb) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(bb)  Liens granted by Atlantic Power Holdings SRL on the Capital Stock of South Power Holdings to secure the Jamaica Loans;” and

(f)  Definitions of the following terms shall be deemed to be included in Section 1.1 of the Credit Agreement as defined in this Third Amendment: “Jamaica Indenture,” “Jamaica Loans,” “JAMALCO Unsecured Guaranty” and “South Power Holdings.”

SECTION 3.  Representations and Warranties.  To induce the other parties hereto to enter into this Third Amendment, each of Holdings, the Borrower and each other Loan Party hereby represents and warrants to each of the Lenders and the Administrative Agent that, as of the Third Amendment Effective Date: (i) this Third Amendment (A) has been duly authorized by all necessary corporate or other organizational and, if required, member or shareholder action of such Person, (B) has been duly executed and delivered by such Person and (C) constitutes a legal, valid and binding obligation of such Person enforceable against each of them in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles (whether enforcement is sought by proceedings in equity or at law); (ii)(A) the representations and warranties set forth in Section 3 of the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the date hereof and the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof and (B) on and as of the date hereof and the Third Amendment Effective Date, no Default or Event of Default has occurred and is continuing;  (iii) immediately prior to the Third Amendment Effective Date, South Power Holdings does not own, lease or hold any material assets other than (1) the Clarendon Combined Heat and Power Facility, (2) the Steam Supply Agreement, (3) the Power Purchase Agreement, dated as of August 23, 2017, between JPS and South Power Holdings, (4) permits, leases, easements and regulatory approvals related to items (1) through (3), and (5) the Transferred Assets; (iv) the Transferred Assets include all of the assets constituting the pipeline that delivers natural gas to the Clarendon Combined Heat and Power Facility; and (v) immediately prior to the Third Amendment Effective Date, Atlantic Power Holdings SRL has no material assets, liabilities or operations other than Capital Stock of South Power Holdings and the JAMALCO Unsecured Guaranty.

SECTION 4.  Effectiveness.  The effectiveness of the amendments and other modifications to the Credit Agreement and the other Loan Documents set forth in Section 2 above is subject to the satisfaction or waiver of all of the following conditions precedent:

(a)  the Administrative Agent (or its counsel) shall have received this Third Amendment, executed and delivered by a duly authorized officer or signatory of Holdings, the Borrower, each other Loan Party and the Required Lenders;

(b)  South Power Holdings shall have received the Net Cash Proceeds from the Tranche 1A Bonds and the Tranche 2 Bonds (each as defined in the Jamaica Indenture), and South Power Holdings shall immediately distribute at least $50,000,000 of such Net Cash Proceeds to any Loan Party (for the avoidance of doubt, other than South Power Holdings);

(c)  the Administrative Agent shall have received a certificate, executed and delivered by a duly authorized Responsible Officer of the Borrower, certifying as to the satisfaction of (x) the matters set forth in clauses (d) and (e) below and (y) the conditions precedent set forth in this Section 4, all in form and substance reasonably satisfactory to the Administrative Agent;

(d)  as of the Third Amendment Effective Date, the representations and warranties contained in Section 3 herein shall be true and correct in all material respects;

(e)  no event shall have occurred and be continuing or would result from the transactions contemplated by this Third Amendment (after giving effect thereto) that would constitute a Default or an Event of Default; and

(f)  the Borrower shall have paid to the Administrative Agent all fees and expenses due and payable as of the Third Amendment Effective Date pursuant to Section 6 hereof and Section 9.5 of the Credit Agreement for which reasonably detailed invoices have been presented to the Borrower at least two Business Days prior to the Third Amendment Effective Date.

The Administrative Agent shall notify the Borrower and the Lenders of the Third Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5.  Reaffirmation of Guaranty and Security.  Other than, after the Third Amendment Effective Date, South Power Holdings:

(a)  Each Loan Party, by its signature below, hereby agrees that, notwithstanding the effectiveness of this Third Amendment, the Security Documents and the Guarantee Agreements continue to be in full force and effect.

(b)  Each Loan Party, by its signature below, affirms and confirms (i) its obligations under each of the Loan Documents to which it is a party, (ii) its guarantee of the Obligations and (iii) the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as provided in the Loan Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents.

SECTION 6.  Fees and Expenses.  The Loan Parties agree to reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Third Amendment and the other Loan Documents, including the fees, charges and disbursements of Skadden, Arps, Slate, Meagher & Flom LLP, Patterson Mair Hamilton, Appleby (Bermuda) Limited, Chancery Chambers and Adsuar Muñiz Goyco Seda & Pérez-Ochoa, P.S.C.

SECTION 7.  Non-Reliance on Administrative Agent.  Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates and made its own decisions to enter into this Third Amendment.  Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Third Amendment, the Credit Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates.

SECTION 8.  Counterparts.  This Third Amendment may be executed by one or more of the parties to this Third Amendment on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Third Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Third Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 9.  Governing Law. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10.  Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a)  submits for itself and its Property in any legal action or proceeding relating to this Third Amendment and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)  consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address set forth in Section 9.2 of the Credit Agreement or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d)  agrees that the Administrative Agent and the Lenders retain the right to bring proceedings against any Loan Party in the courts of any other jurisdiction in connection with the exercise of any rights under any Security Document or the enforcement of any judgment;

(e)  agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(f)  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 7 any special, exemplary, punitive or consequential damages.

SECTION 11.  Headings.  The headings of this Third Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 12.  Effect of Third Amendment.  Except as expressly set forth herein, this Third Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or the Loan Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Third Amendment shall apply and be effective only with respect to the provision of the Credit Agreement specifically referred to herein.  After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby, and this Third Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

NEW FORTRESS INTERMEDIATE LLC

By:
	Name:	Christopher Guinta
	Title:	Chief Financial Officer

NFE ATLANTIC HOLDINGS LLC

By:
	Name:	Christopher Guinta
	Title:	Chief Financial Officer

[NFE Third Amendment Agreement]

AMERICAN LNG MARKETING LLC
AMERICAN NATURAL GAS HOLDINGS LLC
ATLANTIC ENERGY HOLDINGS LLC
BRADFORD COUNTY DEVELOPMENT HOLDINGS LLC
BRADFORD COUNTY GPF HOLDINGS LLC
BRADFORD COUNTY GPF PARTNERS LLC
BRADFORD COUNTY POWER HOLDINGS LLC
BRADFORD COUNTY POWER PARTNERS LLC BRADFORD COUNTY REAL ESTATE HOLDINGS LLC
BRADFORD COUNTY REAL ESTATE PARTNERS LLC
BRADFORD COUNTY TRANSPORT HOLDINGS LLC
BRADFORD COUNTY TRANSPORT PARTNERS LLC ENERGY TRANSPORT SOLUTIONS LLC
ISLAND LNG LLC
LNG HOLDINGS (FLORIDA) LLC
LNG HOLDINGS LLC
NEW FORTRESS ENERGY MARKETING LLC
NFE BCS HOLDINGS (A) LLC
NFE BCS HOLDINGS (B) LLC
NFE EQUIPMENT HOLDINGS LLC
NFE EQUIPMENT PARTNERS LLC
NFE ISO HOLDINGS LLC
NFE ISO PARTNERS LLC
NFE LOGISTICS HOLDINGS LLC
NFE MANAGEMENT LLC
NFE MEXICO HOLDINGS LLC
NFE PLANT DEVELOPMENT HOLDINGS LLC
NFE SOUTH POWER HOLDINGS LLC
NFE TRANSPORT HOLDINGS LLC
NFE TRANSPORT PARTNERS LLC
TICO DEVELOPMENT PARTNERS HOLDINGS LLC TICO DEVELOPMENT PARTNERS LLC
NFE GHANA PARTNERS LLC
NFE GHANA HOLDINGS LLC
AMERICAN ENERGY LOGISTICS SOLUTIONS LLC
LA DEVELOPMENT HOLDINGS LLC
LA REAL ESTATE HOLDINGS LLC
LA REAL ESTATE PARTNERS LLC
PA DEVELOPMENT HOLDINGS LLC
PA REAL ESTATE HOLDINGS LLC
PA REAL ESTATE PARTNERS LLC
NFE HONDURAS HOLDINGS LLC

By:
	Name:	Christopher Guinta
	Title:	Chief Financial Officer

[NFE Third Amendment Agreement]

ATLANTIC DISTRIBUTION HOLDINGS SRL
ATLANTIC ENERGY HOLDINGS LIMITED
ATLANTIC POWER HOLDINGS SRL
ATLANTIC TERMINAL HOLDINGS LIMITED
ATLANTIC POWER HOLDINGS LIMITED
NFE NORTH HOLDINGS LIMITED [BERMUDA]
NFE NORTH INFRASTRUCTURE LIMITED
NFE NORTH TRADING LIMITED
NFE SOUTH HOLDINGS LIMITED [BERMUDA]
NFE SOUTH POWER TRADING LIMITED
NFE SOUTH TRADING LIMITED
NFE NORTH DISTRIBUTION LIMITED
NFE NORTH HOLDINGS LIMITED [JAMAICA]
NFE NORTH TRANSPORT LIMITED
NFE SOUTH HOLDINGS LIMITED [JAMAICA]
NFE SOUTH POWER HOLDINGS LIMITED

By:
	Name:	Christopher Guinta
	Title:	Director

[NFE Third Amendment Agreement]

AMAUNET S. DE R.L. DE C.V. NFENERGIA MEXICO S. DE R.L. DE C.V. NFE PACIFICO LAP S. DE R.L. DE C.V. NFENERGIA GN DE BCS, S. DE R.L. DE C.V.

By:
	Name:	Christopher Guinta
	Title:	Legal Representative

[NFE Third Amendment Agreement]

NFE MEXICO HOLDINGS B.V. NFE MEXICO HOLDINGS PARENT B.V.

By:
	Name:	Christopher Guinta
	Title:	Authorized Signatory

[NFE Third Amendment Agreement]

NFENERGIA LLC SOLUCIONES DE ENERGIA LIMPIA PR LLC

By:
	Name:	Christopher Guinta
	Title:	Authorized Signatory

[NFE Third Amendment Agreement]

NFENERGIA HONDURAS S. DE R.L.

By:
	Name:	Christopher Guinta
	Title:	Authorized Signatory

[NFE Third Amendment Agreement]

NFE IRELAND FINANCING DESIGNATED ACTIVITY COMPANY NFE SHANNON HOLDINGS LIMITED SHANNON LNG LIMITED SHANNON LNG ENERGY LIMITED

By:
	Name:	Christopher Guinta
	Title:	Director

[NFE Third Amendment Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and a Lender

By:
Name:
Title:

[NFE Third Amendment Agreement]

BARCLAYS BANK PLC, as a Lender

By:
Name:
Title:

[NFE Third Amendment Agreement]

ANNEX A

Transferred Assets

All assets of South Power Holdings used in connection with, related to, appurtenant to, or affecting the pipeline to be used to supply natural gas to the Power Plant (as defined in the Jamaica Indenture) (but excluding the Power Plant itself) including all contracts related thereto, which assets include, in any event, all of the following:

1.
Natural gas pipeline from the Old Harbour floating storage and regasification terminal in Portland Bight to the Power Plant and the JAMALCO refinery, including all meters and related equipment (collectively, the “Pipeline”);

2.	All land rights used in connection with, related to, appurtenant to, or affecting the Pipeline, including all licenses, easements, and rights of way;

3.	All permits and regulatory approvals used in connection with, related to, appurtenant to, or affecting the Pipeline;

4.	All contracts for engineering, procurement, installation and related services for the Pipeline;

5.	All contracts for the installation of an HDPE water pipeline for JAMALCO adjacent to the Pipeline; and

6.	All other assets used in connection with, related to, appurtenant to, or affecting the Pipeline (but excluding the Power Plant itself).